                                                                   Exhibit 10.30

                             UNIVERSAL CORPORATION

               2000 SPECIAL NON-QUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT dated as of _________________________, 2000, between
Universal Corporation, a corporation organized under the laws of Virginia (the "Company"), and _______________ (the "Optionee"), is made pursuant and subject to the provisions of the Company's 1997 Executive Stock Plan and any future amendments thereto (the "Plan"). Capitalized terms not otherwise defined herein have the meanings given them in the Plan.

     1.   Grant of Option.  Pursuant to the Plan, the Company, on
          ---------------
________________, 2000, granted to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and Option to purchase from the Company all or any part of an aggregate of __________ shares of common stock of the Company ("Common Stock") at the Option price of $__________ per share. Such Option will be exercisable as hereinafter provided.

     2.   Terms and Conditions.  This Option is subject to the following terms
          --------------------
and conditions:

          (a)  Exercise of Option.  Unless this Option terminates pursuant to
               ------------------
               paragraph 3, this Option shall be exercisable, in whole or in part, with respect to the total number of shares covered by this Option, on or before May 31, 2000.

          (b)  Method of Exercising and Payment for Shares.  This Option shall
               -------------------------------------------
               be exercised by written notice delivered to the attention of the Company's Secretary at the Company's principal office in Richmond, Virginia on or before May 31, 2000. The date of exercise shall be determined by the Company after receipt of such notice but shall be no later than May 31, 2000. The written notice shall specify the number of shares being acquired pursuant to the exercise of the Option when such Option is being exercised in part. Such notice shall be accompanied by payment of the Option price in full for each share of Common Stock being acquired pursuant to such exercise. Five percent (5%) of the Option price may be paid in cash, by delivery of a promissory note in the form of Exhibit A payable for such amount, by the surrender of shares of Common Stock held by the Executive for at least six (6) months with a Fair Market Value at the time of exercise equal to such amount, or by any combination of cash, promissory note or Common Stock equal to such amount. The remaining ninety-five percent (95%) of the Option price shall be paid by delivery of a promissory note in the form of Exhibit B payable for such amount.

          (c)  Nontransferability.  The Option granted under this Agreement
               ------------------
               shall be nontransferable except by will or by the laws of descent and distribution; provided, however, that the Optionee shall be entitled, in the manner provided in subparagraph 2(d) hereof, to designate a beneficiary to exercise his or her rights, and to receive any shares of Common Stock issuable, with respect to such Option upon the death of the Optionee. The Option may be exercised during the lifetime of the Optionee only by the Optionee or, if permitted by applicable law, the Optionee's guardian or legal representative.

          (d)  Designation of Beneficiary.  The Optionee may designate a
               --------------------------
               beneficiary by completing a beneficiary designation form approved by the Committee and delivering the completed designation form to the Human Resources Department of the Company. The person who is the Optionee's named beneficiary at the time of his or her death (herein referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of the Optionee. The Optionee may from time to time revoke or change his or her Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Human Resources Department of the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Optionee's death, and in no event shall any designation be effective as of a date prior to such receipt. If the Committee is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends thereon, until the Committee determines the person entitled to exercise such Option, which determination shall be final and conclusive.

     3.   Exercise During Employment.  The Optionee's right to exercise this
          --------------------------
Option shall terminate immediately in the event the Optionee's employment with the Company or an Affiliate is terminated for cause as hereinafter defined or the Optionee is in violation of paragraph 5 hereof. For purposes of the preceding sentence, the Optionee's employment shall be deemed to have been terminated for cause if the Optionee's employment is terminated as a result of fraud, dishonesty or embezzlement from the Company or an Affiliate.

     4.   Exercise in the Event of Death.  In the event of death this Option may
          ------------------------------
be exercised by the Optionee's estate, or the person or persons to whom his rights under this Option shall pass by will or the laws of descent and distribution.

     5.   Optionee Covenants. The Optionee recognizes that over a period of many
          ------------------
years the Company and its Affiliates (including any predecessors or entities from which they might have acquired goodwill) have developed, at considerable expense, relationships with customers and prospective customers which constitute a major part of the value of the goodwill of the

Company and its Affiliates. During the course of his employment by the Company, the Optionee will have substantial contact with these customers and prospective customers. In order to protect the goodwill of the Company's and the Affiliate's businesses, the Optionee covenants and agrees that, in the event of the termination of his employment, whether voluntary or involuntary, he shall forfeit the Option if he directly or indirectly as an owner, shareholder, director, employee, partner, agent, broker, consultant or other participant, for the period during which the Option is exercisable:

               (a) calls upon or causes to be called upon, or solicits or assists in the solicitation of any person, firm, association, or corporation, listed as a customer of the Company or any of its Affiliates on the date of termination of the Optionee's employment, for the purpose of selling, renting or supplying any product or service competitive with the products or services of the Company or any of its Affiliates; or

               (b) performs for a competitor of the Company the same or similar services he or she performed for the Company.

     Subparagraphs (a) and (b) are separate and divisible covenants; if for any reason any one covenant is held to be invalid or unenforceable, in whole or in part, the same shall not be held to affect the validity or enforceability of the others, or of any provision of this Agreement. The period and scope of the restrictions set forth in this paragraph shall be reduced to the maximum permitted by the law actually applied to determine the validity of each subparagraph.

     6.   Fractional Shares.  Fractional shares shall not be issuable hereunder,
          -----------------
and when any provision hereof may entitle the Optionee to a fractional share such fraction shall be disregarded.

     7.   No Right to Continued Employment.  This Option does not confer upon
          --------------------------------
the Optionee any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate his employment at any time.

     8.   Investment Representation. The Optionee agrees that unless such shares
          -------------------------
previously have been registered under the Securities Act of 1933 (i) any shares purchased by him hereunder will be purchased for investment and not with a view to distribution or resale and (ii) until such registration, certificates representing such shares may bear an appropriate legend to assure compliance with such Act. This investment representation shall terminate when such shares have been registered under the Securities Act of 1933.

     9.   Change in Capital Structure.  Subject to any required action by the
          ---------------------------
shareholders of the Company, the number of shares of Common Stock covered by this Option, and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock), a stock split-up or any other increase or decrease in the number of such shares effected without receipt of cash or property or labor or services by the Company.

     Subject to any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, this Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to this Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause this Option to terminate, provided that the Optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise this Option.

     In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     Except as hereinbefore expressly provided in this paragraph 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

     The grant of the Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     10.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of Virginia.

     11.  Conflicts.  In the event of any conflict between the provisions of
          ---------
the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

     12.  Optionee Bound by Plan.  The Optionee hereby acknowledges receipt of
          ----------------------
a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

     13.  Binding Effect.  Subject to the limitations stated above and in the
          --------------
Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Optionee and the successors of the Company.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and the Optionee has affixed his signature hereto.


UNIVERSAL CORPORATION                     OPTIONEE

By:  _________________________________    _____________________________
Title:_________________________________   [Name]

                                   Exhibit A

                                PROMISSORY NOTE
                                ---------------

                                                                    May __, 2000
$_________


  For value received, the undersigned, ______________ (the "Maker"), promises to pay to Universal Corporation, a Virginia corporation (the "Company"), or order, at 1501 North Hamilton Street, Richmond, Virginia 23260, or at such other place as the Company may designate in writing, the sum of __________________________________ DOLLARS ($_________), together with interest thereon from May __, 2000 until paid at the rate of six and six one hundredths percent (6.06%).

  Interest shall be withheld from dividends payable on the shares of Company Common Stock held by the Company as collateral for the Nonrecourse Secured Promissory Note of the Maker to the Company in the amount of $____________ executed on this same date (the "Pledged Shares") to the extent such dividends exceed the interest on that note and any required tax withholdings. If such excess dividends are insufficient to pay the interest due on this Note, any unpaid interest shall be added to the principal.

  Principal shall be due and payable on May __, 2010 in cash or by the surrender of shares of common stock of Company, other than the Pledged Shares held by the Maker for at least six months with a fair market value at the time of payment equal to the principal due.

  The Maker shall have the absolute right to prepay without penalty, in whole or in part, the indebtedness hereunder.

  The Company shall have the right to demand payment of the entire indebtedness immediately upon termination of Maker's employment with the Company; provided such demand is approved by the Compensation Committee of the Board of Directors and by a majority of the members of the Board of Directors of the Company.

  All payments received under this Note shall be applied first to accrued but unpaid interest and then to the principal balance outstanding.

  Each of the following shall constitute an "Event of Default" under this Note, upon the happening of any one or more of which all liabilities of the Maker to the Company shall, at the option of the Company, become immediately due and payable, provided that an Event of Default shall not be deemed to have occurred hereunder until the Maker has been notified of such default and failed to cure it within ten (10) days thereafter: (1) Maker shall fail to pay any amount when due hereunder; or (2) Maker shall (a) make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of his assets; or
(b) commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (c) have any such petition or application filed or any such proceeding commenced against him and not dismissed within sixty (60) days.

  The Maker hereby waives: presentment, protest, and notice of dishonor and protest; any right which it may have to require the Company to proceed against any person before taking action on this Note; and agrees to pay all expenses incurred by the Company in collecting this Note, including reasonable attorneys' fees if this Note is placed with an attorney for collection.

This Note is made under and shall be construed in accordance with the laws of the Commonwealth of Virginia.

                                    ________________________________
                                    _______________ (Maker)



                                    ________________________________
                                                   Date

Acknowledgement and Acceptance

Universal Corporation (Company)

By:_____________________________


Title:__________________________


Date:___________________________

                                   Exhibit B


                      NONRECOURSE SECURED PROMISSORY NOTE
                      -----------------------------------

                                                                    May __, 2000
$_______


  For value received, the undersigned, __________________ (the "Maker"), promises to pay to Universal Corporation, a Virginia corporation (the "Company"), or order, at 1501 North Hamilton Street, Richmond, Virginia 23260, or at such other place as the Company may designate in writing, the sum of ________________________ DOLLARS ($__________), together with interest thereon compounded quarterly from May __, 2000 until paid at the rate of six and six one hundredths percent (6.06%).

  Interest shall be paid from dividends on the Pledged Shares (as hereinafter defined) at the time such dividends are payable. If such dividends are insufficient to pay the interest due, any unpaid interest shall accrue and remain outstanding and shall be subject to the accrual of additional interest.

  Principal shall be due and payable on May __, 2010 in cash or by the surrender of shares of common stock of Company, other than the Pledged Shares, held by Maker for at least six (6) months with a fair market value at the time of payment equal to the principal due.

  With the consent of the Company, the Maker may also pay any amounts due under this Note by delivering a sufficient number of the Pledged Shares to a Securities Broker with instruction to sell such shares and deliver the proceeds, net of any costs and expenses associated with such sale to the Company; provided, however, any such sale proceeds shall first be applied to the principal balance outstanding and then to any accrued but unpaid interest.

  The Maker shall have the absolute right to prepay without penalty, in whole or in part, the indebtedness hereunder at any time after two years from the date hereof.

  The Company shall have the right to demand payment of the entire indebtedness immediately upon termination of Maker's employment with the Company; provided such demand is approved by the Compensation Committee of the Board of Directors and by a majority of the members of the Board of Directors of the Company.

  Except as otherwise provided herein, all payments received under this Note shall be applied first to accrued but unpaid interest and then to the principal balance outstanding. Any payments of principal shall be accompanied by payment by the Executive to the Company of any appropriate withholding taxes.

  As collateral security for the payment of this Note, Maker hereby pledges with Company and grants to Company a continuing lien and first security interest in the ____________________ (______) shares of Common Stock of Company for which this Note represents partial payment of the exercise price of an option to purchase such shares (the "Pledged Shares"), together with all rights (which may only be exercised upon an Event of Default hereunder) to which the Maker is now or may become entitled by virtue of its ownership of such stock, including, without limitation, cash dividends, stock dividends, and stock rights, all of which shall upon request of the Company be delivered to the Company with written authority to sell, transfer, or rehypothecate the same (all together, the "Collateral"). Maker shall deliver to Company the certificate(s) representing the Pledged Shares, together with stock powers therefor executed in blank.

  Dividends on the Pledged Shares shall first be used to pay interest due as provided herein, including any interest accrued but unpaid. If the amount of such dividends exceeds the interest due on the Note, such excess, net of any required tax withholdings, shall first be used to pay any interest due on the Promissory Note of the Maker to the Company in the amount of $________ executed on this same date and any amount remaining shall be paid to the Maker.

  This is a nonrecourse note as to the principal balance outstanding. Upon an Event of Default, the sole remedy of Company as to the principal balance outstanding shall be to proceed against the Collateral which shall be applied first against the principal balance outstanding and then to any accrued but unpaid interest. There shall be no personal liability upon Maker for the principal owed. However, the Company shall have full recourse against the Maker for any accrued but unpaid interest.

  Each of the following shall constitute an "Event of Default" under this Note, upon the happening of any one or more of which all liabilities of the Maker to the Company shall, at the option of the Company, become immediately due and payable, provided that an Event of Default shall not be deemed to have occurred hereunder until the Maker has been notified of such default and failed to cure it within ten (10) days thereafter: (1) Maker shall fail to pay any amount when due hereunder; (2) Maker shall (a) make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of his assets; or
(b) commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (c) have any such petition or application filed or any such proceeding commenced against him and not dismissed within sixty (60) days; or (3) Maker shall fail to deliver to the Company at such time and place as the Company shall reasonably require, share certificate(s) representing the Pledged Shares issued in Maker's name with appropriate stock powers executed in blank by the Maker. Upon the occurrence of any default hereunder, the Company, in addition to all other rights, shall have the rights of a secured party under the applicable provisions of the Uniform Commercial Code of the Commonwealth of Virginia.

  The Maker hereby waives: presentment, protest, and notice of dishonor and protest; any right which it may have to require the Company to proceed against any person before taking action on this Note; and agrees to pay all expenses incurred by the Company in collecting this Note, including reasonable attorneys' fees if this Note is placed with an attorney for collection.

  This Note is made under and shall be construed in accordance with the laws of the Commonwealth of Virginia.


                                  __________________________________
                                  ________________ (Maker)


                                  __________________________________
                                                     Date

Acknowledgement and Acceptance

Universal Corporation (Company)

By:_____________________________


Title:__________________________


Date:___________________________

                            IRREVOCABLE STOCK POWER



  In connection with the pledge of stock pursuant to that certain Nonrecourse Secured Promissory Note dated as of May __, 2000, made by the undersigned in favor of Universal Corporation, a Virginia corporation, the undersigned hereby assigns and transfers to:

________________________________, __________ (______) shares of common stock of
Universal Corporation, standing in the name of the undersigned, represented by Certificate(s) No. ________.

  Furthermore, the undersigned does hereby irrevocably constitute and appoint ____________________________________________, attorney to transfer said shares on the books of the issuer with full power of substitution in the premises.

                                  __________________________ (Maker)
                                     [Name]


                                  _____________________________________
                                                       Date

                           Schedule to Exhibit 10.30


     Executive            Date of               Options        Exercise               May 31, 2000 Notes
      Officer              Grant                Granted         Price             Recourse       Non-Recourse
Henry H. Harrell       April 19, 2000            71,000       $18.500             $70,853         $1,346,203
                         May 17, 2000             4,734       $21.875

Allen B. King          April 19, 2000            55,000       $18.500             $54,886         $1,042,830
                         May 17, 2000             3,667       $21.875

William L. Taylor      April 19, 2000            34,000       $18.500             $33,930         $  644,661
                         May 17, 2000             2,267       $21.875

Hartwell H. Roper      April 19, 2000            31,000       $18.500             $30,936         $  587,780
                         May 17, 2000             2,067       $21.875